Earnings Per Share	12 Months Ended
Sep. 30, 2011
Earnings Per Share [Abstract]
Earnings Per Share [Text Block]
Earnings Per Share

For each period presented below, basic earnings per share is based on the average number of shares outstanding during the period. Diluted earnings per share is based on the average number of shares used for the basic earnings per share calculation, adjusted for the dilutive effect of stock options and restricted stock equivalents.

The following table sets forth the computation of basic and diluted earnings per share (shares in millions):

	FOR THE YEARS ENDED SEPTEMBER 30,
	2011	2010	2009
Numerator:
Net earnings for basic and dilutive earnings per share	$261.2	$403.0	$297.8
Denominator:
Weighted-average shares - basic	69.6	70.0	62.4
Effect of dilutive securities:
Stock options	0.2	0.2	0.4
Restricted stock equivalents	0.5	0.3	0.3
Total dilutive securities	0.7	0.5	0.7
Weighted-average shares - diluted	70.3	70.5	63.1
Basic net earnings per share	$3.75	$5.76	$4.77
Diluted net earnings per share	$3.72	$5.72	$4.72

At September 30, 2011, approximately 0.7 million of the Company’s outstanding restricted stock equivalents and stock options were not included in the diluted net earnings per share calculation because to do so would have been anti-dilutive. In the event the potentially dilutive securities are anti-dilutive on net earnings per share (i.e., have the effect of increasing earnings per share), the impact of the potentially dilutive securities is not included in the computation. There were approximately 1.2 million and 0.8 million anti-dilutive securities at September 30, 2010 and 2009, respectively, which were not included in the diluted net earnings per share calculations for the reason noted above.